SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(Amendment No. 14)

Braemar Hotels & Resorts Inc.

(Name of Issuer)

Common Stock

(Title of Class of Securities)

10482B101

(CUSIP Number)

Mark Crockwell
5B Waterloo Lane,
Pembroke, D0, HM 08
1 441 298 8104

(Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications)

09/13/2026

(Date of Event Which Requires Filing of This Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of §§ 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box. ☐

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

SCHEDULE 13D

CUSIP Number(s): 10482B101

1	**Name of reporting person** Al Shams Investments LTD (0001765296)		
2	**Check the appropriate box if a member of a Group (See Instructions)** [X] (a) [ ] (b)		
3	**SEC use only**		
4	**Source of funds (See Instructions)** AF		
5	**Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e)** [ ]		
6	**Citizenship or place of organization** BERMUDA		
Number of Shares Beneficially Owned by Each Reporting Person With:	7	**Sole Voting Power** 0.00	
	8	**Shared Voting Power** 6,513,000.00	
	9	**Sole Dispositive Power** 0.00	
	10	**Shared Dispositive Power** 6,513,000.00	
11	**Aggregate amount beneficially owned by each reporting person** 6,513,000.00		
12	**Check if the aggregate amount in Row (11) excludes certain shares (See Instructions)** [ ]		
13	**Percent of class represented by amount in Row (11)** 9.48 %		
14	**Type of Reporting Person (See Instructions)** CO		

Comment for Type of Reporting Person:

SCHEDULE 13D

CUSIP Number(s): 10482B101

1	**Name of reporting person** Wafic Rida Said		
2	**Check the appropriate box if a member of a Group (See Instructions)** ☒ (a) ☐ (b)		
3	**SEC use only**		
4	**Source of funds (See Instructions)** PF		
5	**Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e)** ☐		
6	**Citizenship or place of organization** CANADA (FEDERAL LEVEL)		
Number of Shares Beneficially Owned by Each Reporting Person With:	7	**Sole Voting Power** 0.00	
	8	**Shared Voting Power** 6,513,000.00	
	9	**Sole Dispositive Power** 0.00	
	10	**Shared Dispositive Power** 6,513,000.00	
11	**Aggregate amount beneficially owned by each reporting person** 6,513,000.00		
12	**Check if the aggregate amount in Row (11) excludes certain shares (See Instructions)** ☐		
13	**Percent of class represented by amount in Row (11)** 9.48 %		
14	**Type of Reporting Person (See Instructions)** IN		

Comment for Type of Reporting Person:

SCHEDULE 13D

CUSIP Number(s): 10482B101

1	**Name of reporting person** Jennifer L. Bitterman		
2	**Check the appropriate box if a member of a Group (See Instructions)** ☒ (a) ☐ (b)		
3	**SEC use only**		
4	**Source of funds (See Instructions)**		
5	**Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e)** ☐		
6	**Citizenship or place of organization** UNITED STATES		
Number of Shares Beneficially Owned by Each Reporting Person With:	7	**Sole Voting Power** 0.00	
	8	**Shared Voting Power** 0.00	
	9	**Sole Dispositive Power** 0.00	
	10	**Shared Dispositive Power** 0.00	
11	**Aggregate amount beneficially owned by each reporting person** 0.00		
12	**Check if the aggregate amount in Row (11) excludes certain shares (See Instructions)** ☒		
13	**Percent of class represented by amount in Row (11)** 0 %		
14	**Type of Reporting Person (See Instructions)** IN		

Comment for Type of Reporting Person:

SCHEDULE 13D

CUSIP Number(s): 10482B101

1	**Name of reporting person** Jonathan Klein
2	**Check the appropriate box if a member of a Group (See Instructions)** ☒ (a) ☐ (b)
3	**SEC use only**
4	**Source of funds (See Instructions)**
5	**Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e)** ☐
6	**Citizenship or place of organization** UNITED STATES
Number of Shares Beneficially Owned by Each Reporting Person With:	7 **Sole Voting Power** 0.00
	8 **Shared Voting Power** 0.00
	9 **Sole Dispositive Power** 0.00
	10 **Shared Dispositive Power** 0.00
11	**Aggregate amount beneficially owned by each reporting person** 0.00
12	**Check if the aggregate amount in Row (11) excludes certain shares (See Instructions)** ☒
13	**Percent of class represented by amount in Row (11)** 0 %
14	**Type of Reporting Person (See Instructions)** IN

Comment for Type of Reporting Person:

SCHEDULE 13D

CUSIP Number(s): 10482B101

1	**Name of reporting person** Anna Massion		
2	**Check the appropriate box if a member of a Group (See Instructions)** [X] (a) [ ] (b)		
3	**SEC use only**		
4	**Source of funds (See Instructions)**		
5	**Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e)** [ ]		
6	**Citizenship or place of organization** UNITED STATES		
Number of Shares Beneficially Owned by Each Reporting Person With:	7	**Sole Voting Power** 0.00	
	8	**Shared Voting Power** 0.00	
	9	**Sole Dispositive Power** 0.00	
	10	**Shared Dispositive Power** 0.00	
11	**Aggregate amount beneficially owned by each reporting person** 0.00		
12	**Check if the aggregate amount in Row (11) excludes certain shares (See Instructions)** [X]		
13	**Percent of class represented by amount in Row (11)** 0 %		
14	**Type of Reporting Person (See Instructions)** IN		

Comment for Type of Reporting Person:

SCHEDULE 13D

CUSIP Number(s): 10482B101

1	**Name of reporting person** Sir Michael Peat		
2	**Check the appropriate box if a member of a Group (See Instructions)** ☒ (a) ☐ (b)		
3	**SEC use only**		
4	**Source of funds (See Instructions)**		
5	**Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e)** ☐		
6	**Citizenship or place of organization** UNITED KINGDOM		
Number of Shares Beneficially Owned by Each Reporting Person With:	7	**Sole Voting Power** 0.00	
	8	**Shared Voting Power** 0.00	
	9	**Sole Dispositive Power** 0.00	
	10	**Shared Dispositive Power** 0.00	
11	**Aggregate amount beneficially owned by each reporting person** 0.00		
12	**Check if the aggregate amount in Row (11) excludes certain shares (See Instructions)** ☒		
13	**Percent of class represented by amount in Row (11)** 0 %		
14	**Type of Reporting Person (See Instructions)** IN		

Comment for Type of Reporting Person:

SCHEDULE 13D

CUSIP Number(s): 10482B101

1	**Name of reporting person** Wayne R. Walker	
2	**Check the appropriate box if a member of a Group (See Instructions)** [X] (a) [ ] (b)	
3	**SEC use only**	
4	**Source of funds (See Instructions)**	
5	**Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e)** [ ]	
6	**Citizenship or place of organization** UNITED STATES	
Number of Shares Beneficially Owned by Each Reporting Person With:	7	**Sole Voting Power** 0.00
	8	**Shared Voting Power** 0.00
	9	**Sole Dispositive Power** 0.00
	10	**Shared Dispositive Power** 0.00
11	**Aggregate amount beneficially owned by each reporting person** 0.00	
12	**Check if the aggregate amount in Row (11) excludes certain shares (See Instructions)** [X]	
13	**Percent of class represented by amount in Row (11)** 0 %	
14	**Type of Reporting Person (See Instructions)** IN	

Comment for Type of Reporting Person:

SCHEDULE 13D

Item 1. Security and Issuer

(a) Title of Class of Securities:
Common Stock

(b) Name of Issuer:
Braemar Hotels & Resorts Inc.

(c) Address of Issuer's Principal Executive Offices:
14185 DALLAS PARKWAY, SUITE 1200, DALLAS, TX 75254

Item 2. Identity and Background

(a) Item 2 is hereby amended and restated in its entirety as follows:
This Schedule 13D is filed by:
(i) Al Shams Investments Limited ("ASIL");
(ii) Wafic Rida Said;
(iii) Jennifer L. Bitterman;
(iv) Jonathan Klein;
(v) Anna Massion;
(vi) Sir Michael Peat; and
(vii) Wayne R. Walker
Each of the reporting persons identified in (i)-(vii) (collectively, the "Reporting Persons") is a party to the Joint Filing and Solicitation Agreement, as further described in Item 6. Accordingly, the Reporting Persons are hereby filing a joint Schedule 13D.

(b) The principal business address of ASIL is: 5B Waterloo Lane, Pembroke HM 08, Bermuda. The principal business address of Mr. Said is: Flat E, 100 Eaton Square, London SW1W 9AQ, United Kingdom. The principal business address of Ms. Bitterman is: 102 Sterling Court, Syosset, NY 11791. The principal business address of Mr. Klein is: 11400 West Olympic Blvd, Suite 200, Los Angeles, CA 90064. For purposes of this Schedule 13D, the principal business address of Ms. Massion is: c/o Al Shams Investments Limited, 5B Waterloo Lane, Pembroke HM 08, Bermuda. The principal business address of Sir Michael Peat is: Home Farm, Mead Lane, Upper Basildon, Berkshire RG8 8ND, United Kingdom. The principal business address of Mr. Walker is: 1515 Market Street, Suite 1200, Philadelphia, PA 19102.

(c) The principal business of ASIL is operating as a private investment company. ASIL is wholly owned by Mr. Said. The principal occupation of Mr. Said is a self-employed businessman and philanthropist. The principal occupation of Ms. Bitterman is the Global Chief Financial Officer of GSA Group. The principal occupation of Mr. Klein is the Founder and Managing Director of Westview Capital LLC. The principal occupation of Ms. Massion is a non-executive director of Gaming Realms plc and BetMakers Technology Group Ltd. The principal occupation of Sir Michael Peat is an advisor. The principal occupation of Mr. Walker is the President of Walker Nell Partners, Inc.

(d) None of the Reporting Persons has, during the last five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

(e) None of the Reporting Persons has, during the last five years, been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

(f) ASIL is organized as a Bermuda limited company. Mr. Said is a citizen of Canada. Each of Ms. Bitterman, Ms. Massion and Messrs. Klein and Walker is a citizen of the United States of America. Sir Michael Peat is a citizen of the United Kingdom.

Item 4. Purpose of Transaction

Item 4 is hereby amended to add the following:
On September 13, 2026, ASIL delivered a notice of nomination (the "Nomination Notice") to the Issuer by email nominating a slate of five highly qualified director candidates--Jennifer L. Bitterman, Jonathan Klein, Anna Massion, Sir Michael Peat and Wayne R. Walker (each, a "Nominee" and collectively, the "Nominees")--for election to the Board at the 2026 Annual Meeting, which is scheduled to be held on November 13, 2026. A copy of the Nomination Notice was hand delivered to the Issuer on September 14, 2026.

ASIL believes that Sir Michael Peat's robust financial expertise and track record of excellence qualify him to serve as a director of the Issuer.

ASIL believes that Mr. Walker's business experience and significant experience as a public-company director, with expertise in finance, law, organizational transformation and corporate transactions, qualify him to serve as a director of the Issuer.

ASIL believes that each of the Nominees meets the director qualifications requirements set forth in the Issuer's Corporate Governance Guidelines, as revised on March 24, 2023.

On September 14, 2026, ASIL issued a press release regarding ASIL's submission of the Nomination Notice (the "Nomination Notice Press Release"), a copy of which is attached hereto as Exhibit 99.1. The Nomination Notice Press Release announced the delivery of the Nomination Notice and set forth information regarding each of the Nominees.

The foregoing summary of the Nomination Notice Press Release does not purport to be complete and is subject to, and qualified in its entirety by the full text of the Nomination Notice Press Release.

Item 5. Interest in Securities of the Issuer

(a) Item 5 is hereby amended and restated in its entirety as follows:
Each of ASIL, Mr. Said, Ms. Bitterman, Ms. Massion, Mr. Klein, Sir Michael Peat and Mr. Walker (each, a "Participant" and collectively, the "Participants") may be deemed to be a member of a "group" with the other Participants for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own an aggregate of 6,513,000 shares of Common Stock. Each Participant disclaims beneficial ownership of the shares of Common Stock that he, she or it does not directly own, except to the extent of his, her or its pecuniary interest therein.
The foregoing is based on 68,679,318 shares of Common Stock outstanding as of August 4, 2026, as disclosed in the Issuer's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the "SEC") on August 6, 2026.

(b) The information set forth in items 7, 8, 9, 10 and 11 of the cover pages to this Amendment is incorporated herein by reference.

ASIL directly owns all of the above referenced 6,513,000 shares of Common Stock. Each of Ms. Bitterman, Ms. Massion, Mr. Klein, Sir Michael Peat and Mr. Walker directly holds 0 shares of Common Stock.

(c) None of the Reporting Persons has effected any transactions in the Common Stock during the past 60 days.

(d) No person other than ASIL has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the shares of the Common Stock reported on this Schedule 13D.

(e) Not applicable.

Item 6. Contracts, Arrangements, Understandings or Relationships With Respect to Securities of the Issuer

Item 6 is hereby amended to add the following:
The Participants entered into a Joint Filing and Solicitation Agreement (the "JFSA") pursuant to which, among other things, (i) the Participants agreed to the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto, with respect to the securities of the Issuer, (ii) the Participants agreed to form a group to solicit proxies for the election of the Nominees to the Board at the 2026 Annual Meeting (the "Solicitation"), (iii) ASIL must pre-approve any transactions in the securities of the Issuer by the Nominees and (iv) ASIL agreed to bear all pre-approved expenses incurred in connection with the Participants' activities. The JFSA is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Each Nominee has granted ASIL a power of attorney (collectively, the "POAs") to execute certain SEC filings and other documents, as necessary, in connection with the Solicitation and any related transactions. Such POAs are attached hereto as Exhibits 99.3-99.7 and incorporated herein by reference.

ASIL has entered into separate indemnification letter agreements with each of the Nominees (collectively, the "Indemnification Agreements"), substantially in the form attached hereto as Exhibit 99.8 and incorporated herein by reference, pursuant to which it has agreed to indemnify the Nominees against certain claims arising from the Solicitation and any related transactions. For the avoidance of doubt, such indemnification does not apply to any claims made against such Nominees in their capacities as directors of the Issuer, if so elected.

Item 7. Material to be Filed as Exhibits.

Item 7 is hereby amended to add the following:

Exhibit 99.1	Press Release, issued on September 14, 2026
Exhibit 99.2	Joint Filing and Solicitation Agreement
Exhibit 99.3	Power of Attorney for Jennifer L. Bitterman
Exhibit 99.4	Power of Attorney for Jonathan Klein
Exhibit 99.5	Power of Attorney for Anna Massion
Exhibit 99.6	Power of Attorney for Sir Michael Peat
Exhibit 99.7	Power of Attorney for Wayne R. Walker
Exhibit 99.8	Form of Indemnification Agreement

SIGNATURE

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Al Shams Investments LTD

Signature: /s/ Mark Crockwell

Name/ Title: Mark Crockwell, Director

Date: 09/15/2026

Wafic Rida Said

Signature: /s/ Mark Crockwell

Name/ Title: Mark Crockwell, Attorney-in-Fact

Date: 09/15/2026

Jennifer L. Bitterman

Signature: /s/ Mark Crockwell

Name/ Title: Mark Crockwell, Attorney-in-Fact

Date: 09/15/2026

Jonathan Klein

Signature: /s/ Mark Crockwell

Name/ Title: Mark Crockwell, Attorney-in-Fact

Date: 09/15/2026

Anna Massion

Signature: /s/ Mark Crockwell

Name/ Title: Mark Crockwell, Attorney-in-Fact

Date: 09/15/2026

Sir Michael Peat

Signature: /s/ Mark Crockwell

Name/ Title: Mark Crockwell, Attorney-in-Fact

Date: 09/15/2026

Wayne R. Walker

Signature: /s/ Mark Crockwell

Name/ Title: Mark Crockwell, Attorney-in-Fact

Date: 09/15/2026

Comments accompanying signature:

Al Shams Investments Nominates Five Highly Qualified, Independent Candidates for Election to the Board of Braemar Hotels & Resorts

Nominees Have Decades of Experience Across Real Estate, Finance, Law and Corporate Governance

PEMBROKE, Bermuda – September 14, 2026 – Al Shams Investments Limited (“Al Shams” or “we”), the largest shareholder of Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”), today announced that it has delivered a notice of its intention to nominate five highly qualified, independent candidates (the “Nominees”) for election to Braemar’s Board of Directors (the "Board") at the Company’s 2026 Annual Meeting of Shareholders, which is scheduled to be held on November 13, 2026 (the "2026 Annual Meeting"). The notice was nearly 900 pages and satisfied the onerous requirements of the Company’s governing documents.

The Nominees are:

•	Jennifer L. Bitterman, an experienced real estate finance executive and public company director;
•	Jonathan Klein, a real estate investor and operator with more than 30 years of experience across acquisitions, development, structured finance, distressed debt and complex special situations;
•	Anna Massion, a seasoned institutional investor, research analyst and public company director;
•	Sir Michael Peat, who has decades of experience in finance and accounting and in royal service, including as Treasurer to The Queen (Elizabeth) and Keeper of the Privy Purse; and
•	Wayne R. Walker, an attorney and corporate governance expert who has served on numerous public company boards.

Al Shams commented:

Since Braemar’s separation from Ashford Hospitality Trust in November 2013, the Company’s stock price has declined by more than 90%, resulting in significant losses for shareholders. During this same period, substantial fees have been paid to the Company’s external advisor, while shareholders have continued to bear the consequences of sustained underperformance.

We believe the governance of Braemar has failed to adequately serve the interests of its shareholders and that the time has come to offer an alternative.

We are therefore pleased to nominate five highly distinguished and independent individuals for election to the Board. We have no doubt that these individuals bring considerable experience and expertise across real estate, finance, investing, law, accounting and corporate governance. We believe that, if elected, they can apply this considerable experience and expertise to the governance, oversight and other matters that come before the Board.

Further information regarding each of the Nominees and their respective experience and qualifications is set out below.

Jennifer L. Bitterman

Jennifer L. Bitterman is an experienced real estate finance executive and public-company director with more than 20 years of experience in real estate investment, asset management, capital markets, financial reporting, strategic transactions, REIT compliance and corporate governance. Ms. Bitterman currently serves as Global Chief Financial Officer of the GSA Group, a subsidiary of The DOT Group, since June 2025. Ms. Bitterman also serves as a member of the Board of Directors and Audit Committee of Franklin Street Properties Corp., a publicly traded real estate investment trust focused on office properties in U.S. Sunbelt and Mountain West markets, since October 2025. From July 2023 to May 2025, Ms. Bitterman served as Chief Financial Officer of Andover Properties, LLC, a fully integrated real estate investment firm that owns and operates alternative real estate asset classes, including self-storage, car washes and manufactured housing communities. At Andover Properties, LLC, Ms. Bitterman led financial reporting for institutional capital partners, oversaw capital markets activity, banking relationships, treasury functions, audit and tax coordination, management reporting, asset management oversight and strategic initiatives, including approximately $1 billion in portfolio refinancings. From March 2023 to June 2025, Ms. Bitterman served on the Board of Directors of Dreamscape Entertainment Properties, a hospitality and entertainment company, where she chaired the Audit Committee. Prior to Andover Properties, LLC, Ms. Bitterman held several senior leadership roles at Cedar Realty Trust, Inc., a publicly traded REIT, including Executive Vice President, Chief Financial Officer (September 2021 to August 2022), Treasurer and Secretary. At Cedar Realty Trust, Inc., she oversaw a strategic alternatives process that resulted in the sale of the company’s assets and liabilities to multiple buyers and was responsible for capital markets activity, SEC reporting and compliance, budgeting and forecasting, tax and REIT compliance, cash management, investor relations, internal reporting, information technology, data governance and human resources. More than five years ago, Ms. Bitterman held real estate investment and financial advisory roles at Morgan Stanley Real Estate, Credit Suisse and PricewaterhouseCoopers LLP. Her experience includes asset management for substantial office, retail and senior housing portfolios, REIT equity research, financial due diligence, valuations, annual strategic planning, acquisitions diligence and dispositions. Ms. Bitterman earned a Bachelor of Business Administration with High Distinction in Finance and Accounting from the University of Michigan’s Ross School of Business. She is a member of ICSC and serves on the advisory boards of the Weiser Center for Real Estate at the Ross School of Business and previously served on Cold Spring Harbor Laboratory’s Corporate Advisory Board.

Jonathan Klein

Jonathan Klein has served as the Founder and Managing Director of Westview Capital LLC

since June 2023, where he focuses on acquiring multifamily and commercial assets and originating high-yield credit investments. He is a real estate investor and operator with more than 30 years of experience across acquisitions, development, structured finance, distressed debt, and complex special situations, with over $10 billion of transaction experience. Prior to founding Westview Capital LLC, Mr. Klein served as principal of JEK Ventures LLC, a private investment company he founded in late 2019, until founding Westview Capital in 2023. During this period, he also served as Managing Director in the real estate group at Sixth Street Partners, a leading global investment firm, from June 2021 to July 2022, where he led investment strategy and execution across a wide range of real estate equity opportunities. Mr. Klein advised on the formation and execution of National Realty Trust, a private REIT recapitalization involving 549 KinderCare assets, in a transaction that included approximately $475 million of equity and $641 million of debt financing. Mr. Klein previously spent over a decade at Fortress Investment Group LLC, an investment firm, including as a Partner and Managing Director from January 2007 to August 2019, where he led U.S. real estate equity investments and executed a broad range of large-scale and complex transactions. Earlier in his career, Mr. Klein co-founded TriCap Holdings, a high-yield real estate lending platform, and Diversified Property Group, a residential and commercial real estate development firm, in 2003. He began his career at Strategic Resources Corporation where he advanced from Analyst to Managing Director and played a key role in acquiring real estate-related assets, from 1994 to 2002. Over the course of his career, Mr. Klein has invested across the United States, Canada, Mexico, and Europe and has developed longstanding relationships with lenders, investors, developers, and brokers. Mr. Klein holds a B.A. from the University of Hartford and a Master of Science in Real Estate Finance from New York University.

Anna Massion

Anna Massion serves as a Non-Executive Director for two public companies: Gaming Realms plc, a leading B2B developer of gaming content, since November 2022 and BetMakers Technology Group LTD, a leading global provider of B2B wagering technology and services, since March 2022. From June 2019 to July 2025, Ms. Massion served as a Non-Executive Director at Play AGS LLC, a global entertainment and gaming company and at Playtech, PLC, a leading platform, content and services provider in the online gambling industry, from April 2019 to February 2025. From October 2021 to October 2023, she served as a Non-Executive Director at Artemis Strategic Investment Corporation, a special purpose acquisition company. In her capacity as a Non-Executive Director, she has chaired numerous committees, including Remuneration, Risk & Compliance, Nomination & Governance, and Audit. Prior to such board roles, Ms. Massion was a Senior Analyst for PAR Capital Management from 2014 to 2019. Ms. Massion also served as a Director of Gaming, Lodging and Leisure Research at Hedgeye Risk Management, LLC, from 2008 to 2014, as Vice President/Senior Research Analyst, Global Equity Fund, at Marathon Asset Management LP from April 2008 to October 2008 and in various roles at J.P. Morgan Securities from 2001 to 2008, including, most recently, as Vice President on the Proprietary Trading Desk from 2004 to 2008. Ms. Massion holds a B.S. in Economics, Concentration in Finance, Minor in Russian and an M.B.A. in Finance, Major in Finance, from The Wharton School at the University of Pennsylvania.

Sir Michael Peat

Sir Michael Peat has served as an advisor to Lord Michael Hintze since October 2011 and to Deltroit Asset Management Limited, Lord Hintze’s investment management company, since April 2024 and as a director and trustee of The Hintze Family Charitable Foundation since June 2013. He also currently serves as a non-executive director of Dikler Farming Company Limited (since May 2025), MHPF (UK) Limited (since May 2023), MHPF (Holdings) Limited (since September 2024), SMH Woodland Limited (since May 2025) and SMH Investments Limited (since May 2023), each a privately held company engaged in farming, property or investment management. Sir Michael Peat studied law at Trinity College, Oxford, before qualifying as a Chartered Accountant in 1975 and completing an M.B.A. at INSEAD in 1977. He was admitted as a partner at KPMG (London) in 1985, a position he held until 1993, and, in that capacity led a consultancy study into the management and finances of the Royal Household from 1986 to 1987. Asked subsequently to implement his recommendations, he did so initially on secondment from KPMG (London) before joining the Royal Household permanently in 1993. During his eighteen years in royal service, he held a number of senior positions, including serving as Keeper of the Privy Purse and Treasurer to The Queen from 1996 to 2002, Receiver General of The Duchy of Lancaster from 1996 to 2002, and Principal Private Secretary to The Prince of Wales and the Duchess of Cornwall from 2005 to 2011. He also served as a member of the Duchy of Cornwall’s Council and chairman of The Prince’s Charities Foundation before retiring from the Royal Household in 2011. He previously served as an advisor to Safinvest International Limited from November 2011 until June 2026. His board career has been broad and varied. He served as a non-executive board member and member of the audit committee of Deloitte UK from 2011 to 2019, as non-executive director and chairman of the audit committee of M&C Saatchi plc from 2016 to 2019, as partner and chairman of the board and audit committee of CQS (UK) LLP, a regulated investment advisory and management business, from 2015 to 2021, and as non-executive chairman, director and chairman of the audit committee of CQS Management Ltd. from 2013 to 2024, and as non-executive director and chairman of the audit committee of Arbuthnot Latham & Co Ltd. from 2015 to 2021. He also served as a non-executive director of Mead Underwriting Limited, a Lloyd’s of London underwriter, from January 2023 to October 2025, and as non-executive chairman of The Regeneration Group Ltd., a UK property investment company, from 2015 to 2022. He also served as a non-executive director of Architekton Limited, a UK property development company, from 2016 to 2021, and as a non-executive director of Our Place Sustainable Development Limited (formerly Architekton Works Limited), a UK property development and construction company, from 2017 to 2021. He served as a non-executive director of MH Premium Farms Pty Ltd, an Australian farming company, from 2019 to 2021. Sir Michael Peat was a member of the board of trustees of The Said Foundation from January 2014 until June 2026. In addition, Sir Michael was a partner in the Wycliffe Grange Farm Partnership, a farming and cottage rental partnership operated at his home in Berkshire, from 1975 until August 2024. His non-executive roles have also included serving as the senior independent non-executive director and chairman of the audit committee of Evraz PLC, an LSE-listed steel and mining group, from 2011 to 2022, and as non-executive chairman and chairman of the audit committee of GEMS MENASA Holdings Limited (and, from September 2021, GEMS MENASA (Cayman) Limited), one of the world’s largest private education groups, from 2013 to 2024. Sir Michael Peat was a fellow of Eton College from 2002 to 2011 and was awarded the Institute of Chartered Accountants in England and Wales Outstanding Achievement Award in 2018.

Wayne R. Walker

Wayne R. Walker has served as President of Walker Nell Partners, Inc., an international business consulting firm, since founding the firm in 2004. Earlier in his career, Mr. Walker served as Partner at ParenteBeard LLC (n/k/a Baker Tilly Virchow Krause, LLP), an accounting firm, from 2001 to 2004, and as Senior Legal Counsel at E. I. du Pont de Nemours and Company (n/k/a DuPont de Nemours, Inc.), a chemicals, agriculture and specialty products company, from 1984 to 1998. Mr. Walker currently serves on various public and private boards of directors: director at Pitney Bowes, Inc., a technology driven digital shipping, mailing solutions and financial services company (since 2025); director at Outdoor Holding Company (formerly AMMO, Inc.) (and owner of GunBroker.com), the largest online marketplace for firearms, hunting and related products, where he chairs the Nomination and Corporate Governance Committee and Compensation Committees (since 2022); director at Petros Pharmaceuticals, Inc., a men’s health company (since 2020); Fabric.AI (formerly StableX Technologies, Inc.), a company focused on the movement of data between powerful computer systems (since 2020); and PharmaCyte Biotech, Inc., a clinical stage biopharmaceutical company committed to developing novel therapies for age-related diseases and autoimmune and inflammatory conditions (since 2022). Mr. Walker’s previous service on boards includes WRAP Technologies, Inc., a global public safety technology and services company, from 2018 to 2023, where he was chairman of the board; Pitcairn Trust Company, a national advisor to family offices, from October 2018 to 2022, where he chaired the Compensation Committee; BridgeStreet Worldwide, Inc., a leading provider of furnished apartments to corporations, from 2013 to 2014, where he was chairman of the board; and Last Call Operating Companies, an owner of various national restaurants, from 2016 to 2018, where he was chairman of the board. Mr. Walker has also served on the board of directors of Eagleville Hospital, a behavioral health organization, since 2015, and previously, he served on the boards of directors of National Philanthropic Trust, a public charity with assets of $49 billion under management dedicated to providing philanthropic expertise to donors, from 2013 to 2020, where he was chairman of the board of trustees; the Board of Education of the School District of Philadelphia, which oversees the education of 198,000 students with a $3 billion budget, where he was vice president; and Habitat for Humanity International, a global housing organization, from 1992 to 1998, where he was chairman of the board. Mr. Walker earned a B.A. from Loyola University New Orleans and a J.D. from the Columbus School of Law at the Catholic University of America.

About Al Shams Investments Limited

Al Shams Investments Limited is a Bermuda-based private investment company focused on global investments across private equity, real estate, and alternative asset classes.

Certain Information Concerning the Participants

Al Shams, together with the other Participants (as defined below), intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) and accompanying WHITE Universal Proxy Card to be used to solicit proxies from the shareholders of the Company in connection with the Annual Meeting.

SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE PARTICIPANTS HAVE FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ABOUT THE MATTERS TO BE VOTED ON AT THE ANNUAL MEETING AND ADDITIONAL INFORMATION RELATING TO THE PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE.

At this time, the participants in the solicitation of proxies are Al Shams Wafic Rida Said, Jennifer L. Bitterman, Anna Massion, Jonathan Klein, Sir Michael Peat and Wayne R. Walker (collectively, the “Participants”).

The Definitive Proxy Statement and accompanying WHITE Universal Proxy Card will be furnished to some or all of the Company’s shareholders and will be, along with other relevant documents, available at no charge on the SEC’s website at https://www.sec.gov/.

Information about Al Shams and Mr. Said and a description of their direct or indirect interests, by security holdings or otherwise, is contained on an amendment to Schedule 13D filed by Al Shams and Mr. Said with the SEC on September 8, 2026 and is available here. As of the date hereof, none of Jennifer L. Bitterman, Anna Massion, Jonathan Klein, Sir Michael Peat and Wayne R. Walker hold any shares of Common Stock of the Company. However, by virtue of the relationship among the Participants as members in a Schedule 13(d) group and solely for the purpose of such Schedule 13(d) group, each of the Participants is deemed to beneficially own the 6,513,000 shares of Common Stock of the Company, par value $0.01, held directly by Al Shams.

Investor and Media Contact

Karim Khatoun

Email: info@suncapadvisory.com

JOINT FILING AND SOLICITATION AGREEMENT

WHEREAS, certain of the undersigned are stockholders, direct or beneficial, of Braemar Hotels & Resorts Inc., a Maryland corporation (the "Corporation"); and

WHEREAS, Al Shams Investments Limited, a Bermuda limited company ("ASIL"), and Wafic Rida Saïd (together, the "ASIL Parties"), Jennifer Bitterman, Jonathan Klein, Anna Massion, Michael Peat, and Wayne Walker wish to form a group for the purpose of soliciting proxies from the Corporation's stockholders to nominate and elect directors at the Corporation's upcoming annual meeting of stockholders or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (collectively, the "Annual Meeting"), and for the purpose of taking all other action necessary to achieve the foregoing.

NOW, IT IS AGREED, this 13th day of September 2026 by the parties hereto:

1.       In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), each of the undersigned (collectively, the "Group") agrees to the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto, with respect to the securities of the Corporation. Each member of the Group shall be responsible for the accuracy and completeness of his, her or its own disclosure therein, and is not responsible for the accuracy and completeness of the information concerning the other members, unless such member knows or has reason to know that such information is inaccurate. The ASIL Parties or their representatives shall provide each member of the Group with copies of all Schedule 13D filings and other public filings to be filed on behalf of such member as soon as practicable prior to the filing or submission thereof and will consider in good faith any comments received by such member.

2.       So long as this agreement is in effect, each of the undersigned shall provide written notice to Mark Crockwell, Director of ASIL, of (i) any of his, her or its purchases or sales of securities of the Corporation; or (ii) any securities of the Corporation over which he, she or it acquires or disposes of beneficial ownership. Notice shall be given no later than 24 hours after each such transaction.

3.       So long as this agreement is in effect, each of Messrs. Klein, Peat and Walker and Mses. Bitterman and Massion agrees to provide ASIL advance written notice prior to effecting any purchase, sale, acquisition or disposal of any securities of the Corporation which he or she has, or would have, direct or indirect beneficial ownership so that ASIL has an opportunity to review the potential implications of any such transaction in the securities of the Corporation and pre-evaluate any such potential transaction in the securities of the Corporation by Messrs. Klein, Peat and Walker and Mses. Bitterman and Massion. Each of Messrs. Klein, Peat and Walker and Mses. Bitterman and Massion agrees that he or she shall not undertake or effect any purchase, sale, acquisition or disposal of any securities of the Corporation without the prior written consent of ASIL.

4.       Each of the undersigned agrees to form the Group for the purpose of (i) soliciting proxies for the election of the persons nominated by ASIL to the Corporation's Board of Directors at the Annual Meeting, (ii) taking such other actions as the parties deem advisable and (iii) taking all other action necessary or advisable to achieve the foregoing.

5.       The ASIL Parties shall have the right to pre-approve all expenses incurred in connection with the Group's activities and agree to pay directly all such pre-approved expenses without any reimbursement for such expenses being owed or paid to the ASIL Parties by any other party to this agreement.

6.       Each of the undersigned agrees that any SEC filing, press release or stockholder communication proposed to be made or issued by the Group or any member of the Group in connection with the Group's activities set forth herein (each, a "Communication" and, collectively, "Communications") shall be first approved by ASIL or its representatives, to the extent any such Communications refer to the Group's activities set forth in Section 4; provided, that, in the event any Communication involves disclosure that directly relates to any of the undersigned and goes beyond the information previously provided by such person to the ASIL Parties or their representatives, the ASIL Parties or their representatives shall, to the extent feasible, provide such person with a copy of the relevant disclosure as soon as practicable prior to issuance thereof and will consider in good faith any comments received from such person. In addition, the ASIL Parties or their representatives shall have sole discretion over the content and timing of private communications, negotiating positions and / or settlement terms taken on behalf of the Group in connection with any potential resolution of the Group's solicitation or any definitive agreement, each with respect to the Annual Meeting or the other purposes set forth in Section 4.

7.       The relationship of the parties hereto as members of the Group in connection with the activities set forth in Section 4 shall be limited to carrying on the business of the Group in accordance with the terms of this agreement. Such relationship shall be construed and deemed to be for the sole and limited purpose of carrying on such business as described herein. Nothing herein shall be construed to authorize any party to act as an agent for any other party, or to create a joint venture or partnership, or to constitute an indemnification. Nothing herein shall restrict any party's right to purchase or sell securities of the Corporation, as he, she or it deems appropriate, in his, her or its sole discretion, provided that advance notice and approval is received in accordance with Sections 3 and 4 and all such purchases and sales are made in compliance with all applicable securities laws.

8.       This agreement may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute but one and the same instrument, which may be sufficiently evidenced by one counterpart.

9.       In the event of any dispute arising out of the provisions of this agreement or his, her or its investment in the Corporation, the parties hereto consent and submit to the exclusive jurisdiction of the Federal and State Courts in the State of Delaware.

10.       This agreement shall remain in full force and effect until the earliest to occur of (i) the conclusion of the Annual Meeting or (ii) ASIL's entry into any settlement agreement with the Corporation, unless otherwise agreed to by the parties. Any party hereto may earlier terminate his, her or its obligations under this agreement on 24 hours' written notice to all other parties, with a copy by email to Mark Crockwell, [personal information redacted].

11.       Each party acknowledges that ASIL shall, in its sole discretion, select and retain counsel for both the Group and the ASIL Parties and their affiliates relating to his, her or its investment in the Corporation.

12.       Each of the undersigned parties hereby agrees that this agreement shall be filed as an exhibit to a Schedule 13D pursuant to Rule 13d-1(k)(1)(iii) under the Exchange Act.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed as of this 13th day of September 2026.

AL SHAMS INVESTMENTS LIMITED

By:	/s/ David Auckland
Name:	David Auckland
Title:	Director

/s/ Wafic Rida Saïd
WAFIC RIDA SAÏD

/s/ Jennifer L. Bitterman
JENNIFER L. BITTERMAN

/s/ Jonathan Klein
JONATHAN KLEIN

/s/ Anna Massion
ANNA MASSION

/s/ Sir Michael Peat
SIR MICHAEL PEAT

/s/ Wayne Walker
WAYNE R. WALKER

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Mark Crockwell and David Auckland, or either of them signing singly, the undersigned's true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned's beneficial ownership of, or participation in a group with respect to, securities of Braemar Hotels & Resorts Inc., a Maryland corporation (the "Corporation"), directly or indirectly beneficially owned by Al Shams Investments Limited, a Bermuda limited company ("ASIL") or any of its affiliates or members of its Schedule 13D group, if any (collectively, the "ASIL Group"), and (ii) any proxy solicitation of the ASIL Group to elect the ASIL Group's slate of director nominees to the board of directors of the Corporation, at the upcoming annual meeting of stockholders of the Corporation or any other meeting of the stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (the "Annual Meeting") (the "Solicitation"). Such action shall include, but not be limited to:

1.       if applicable, executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the ASIL Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules thereunder in connection with the undersigned's beneficial ownership of, or participation in a group with respect to, securities of the Corporation or the Solicitation;

2.       if applicable, executing for and on behalf of the undersigned all Forms 3, 4 and 5, and amendments thereto, required to be filed under Section 16(a) of the Exchange Act and the rules thereunder in connection with the undersigned's beneficial ownership of, or participation in a group with respect to, securities of the Corporation or the Solicitation;

3.       executing for and on behalf of the undersigned all agreements relating to membership in the ASIL Group, or similar documents pursuant to which the undersigned shall agree to be a member of the ASIL Group;

4.       performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.       taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

Notwithstanding the foregoing, the attorneys-in-fact or their representatives shall provide the undersigned with copies of all agreements or public filings to be executed or filed on behalf of the undersigned as soon as practicable prior to the execution or filing thereof and will consider in good faith any comments provided by the undersigned.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the earliest to occur of (i) the conclusion of the Annual Meeting or (ii) ASIL's entry into any settlement agreement with the Corporation, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 13th day of September 2026.

/s/ Jennifer L. Bitterman
JENNIFER L. BITTERMAN

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Mark Crockwell and David Auckland, or either of them signing singly, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Braemar Hotels & Resorts Inc., a Maryland corporation (the “Corporation”), directly or indirectly beneficially owned by Al Shams Investments Limited, a Bermuda limited company (“ASIL”) or any of its affiliates or members of its Schedule 13D group, if any (collectively, the “ASIL Group”), and (ii) any proxy solicitation of the ASIL Group to elect the ASIL Group’s slate of director nominees to the board of directors of the Corporation, at the upcoming annual meeting of stockholders of the Corporation or any other meeting of the stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (the “Annual Meeting”) (the “Solicitation”). Such action shall include, but not be limited to:

1.       if applicable, executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the ASIL Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Corporation or the Solicitation;

2.       if applicable, executing for and on behalf of the undersigned all Forms 3, 4 and 5, and amendments thereto, required to be filed under Section 16(a) of the Exchange Act and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Corporation or the Solicitation;

3.       executing for and on behalf of the undersigned all agreements relating to membership in the ASIL Group, or similar documents pursuant to which the undersigned shall agree to be a member of the ASIL Group;

4.       performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.       taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

Notwithstanding the foregoing, the attorneys-in-fact or their representatives shall provide the undersigned with copies of all agreements or public filings to be executed or filed on behalf of the undersigned as soon as practicable prior to the execution or filing thereof and will consider in good faith any comments provided by the undersigned.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the earliest to occur of (i) the conclusion of the Annual Meeting or (ii) ASIL’s entry into any settlement agreement with the Corporation, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 13th day of September 2026.

/s/ Jonathan Klein
Jonathan Klein

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Mark Crockwell and David Auckland, or either of them signing singly, the undersigned's true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned's beneficial ownership of, or participation in a group with respect to, securities of Braemar Hotels & Resorts Inc., a Maryland corporation (the "Corporation"), directly or indirectly beneficially owned by Al Shams Investments Limited, a Bermuda limited company ("ASIL") or any of its affiliates or members of its Schedule 13D group, if any (collectively, the "ASIL Group"), and (ii) any proxy solicitation of the ASIL Group to elect the ASIL Group's slate of director nominees to the board of directors of the Corporation, at the upcoming annual meeting of stockholders of the Corporation or any other meeting of the stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (the "Annual Meeting") (the "Solicitation"). Such action shall include, but not be limited to:

1.       if applicable, executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the ASIL Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules thereunder in connection with the undersigned's beneficial ownership of, or participation in a group with respect to, securities of the Corporation or the Solicitation;

2.       if applicable, executing for and on behalf of the undersigned all Forms 3, 4 and 5, and amendments thereto, required to be filed under Section 16(a) of the Exchange Act and the rules thereunder in connection with the undersigned's beneficial ownership of, or participation in a group with respect to, securities of the Corporation or the Solicitation;

3.       executing for and on behalf of the undersigned all agreements relating to membership in the ASIL Group, or similar documents pursuant to which the undersigned shall agree to be a member of the ASIL Group;

4.       performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.       taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

Notwithstanding the foregoing, the attorneys-in-fact or their representatives shall provide the undersigned with copies of all agreements or public filings to be executed or filed on behalf of the undersigned as soon as practicable prior to the execution or filing thereof and will consider in good faith any comments provided by the undersigned.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the earliest to occur of (i) the conclusion of the Annual Meeting or (ii) ASIL's entry into any settlement agreement with the Corporation, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

 [Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 13th day of September 2026.

/s/ Anna Massion
Anna Massion

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Mark Crockwell and David Auckland, or either of them signing singly, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Braemar Hotels & Resorts Inc., a Maryland corporation (the “Corporation”), directly or indirectly beneficially owned by Al Shams Investments Limited, a Bermuda limited company (“ASIL”) or any of its affiliates or members of its Schedule 13D group, if any (collectively, the “ASIL Group”), and (ii) any proxy solicitation of the ASIL Group to elect the ASIL Group’s slate of director nominees to the board of directors of the Corporation, at the upcoming annual meeting of stockholders of the Corporation or any other meeting of the stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (the “Annual Meeting”) (the “Solicitation”). Such action shall include, but not be limited to:

1.       if applicable, executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the ASIL Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Corporation or the Solicitation;

2.       if applicable, executing for and on behalf of the undersigned all Forms 3, 4 and 5, and amendments thereto, required to be filed under Section 16(a) of the Exchange Act and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Corporation or the Solicitation;

3.       executing for and on behalf of the undersigned all agreements relating to membership in the ASIL Group, or similar documents pursuant to which the undersigned shall agree to be a member of the ASIL Group;

4.       performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.       taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

Notwithstanding the foregoing, the attorneys-in-fact or their representatives shall provide the undersigned with copies of all agreements or public filings to be executed or filed on behalf of the undersigned as soon as practicable prior to the execution or filing thereof and will consider in good faith any comments provided by the undersigned.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the earliest to occur of (i) the conclusion of the Annual Meeting or (ii) ASIL’s entry into any settlement agreement with the Corporation, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 13th day of September 2026.

/s/ Sir Michael Peat
SIR MICHAEL PEAT

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Mark Crockwell and David Auckland, or either of them signing singly, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Braemar Hotels & Resorts Inc., a Maryland corporation (the “Corporation”), directly or indirectly beneficially owned by Al Shams Investments Limited, a Bermuda limited company (“ASIL”) or any of its affiliates or members of its Schedule 13D group, if any (collectively, the “ASIL Group”), and (ii) any proxy solicitation of the ASIL Group to elect the ASIL Group’s slate of director nominees to the board of directors of the Corporation, at the upcoming annual meeting of stockholders of the Corporation or any other meeting of the stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (the “Annual Meeting”) (the “Solicitation”). Such action shall include, but not be limited to:

1.       if applicable, executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the ASIL Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Corporation or the Solicitation;

2.       if applicable, executing for and on behalf of the undersigned all Forms 3, 4 and 5, and amendments thereto, required to be filed under Section 16(a) of the Exchange Act and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Corporation or the Solicitation;

3.       executing for and on behalf of the undersigned all agreements relating to membership in the ASIL Group, or similar documents pursuant to which the undersigned shall agree to be a member of the ASIL Group;

4.       performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.       taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

Notwithstanding the foregoing, the attorneys-in-fact or their representatives shall provide the undersigned with copies of all agreements or public filings to be executed or filed on behalf of the undersigned as soon as practicable prior to the execution or filing thereof and will consider in good faith any comments provided by the undersigned.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the earliest to occur of (i) the conclusion of the Annual Meeting or (ii) ASIL’s entry into any settlement agreement with the Corporation, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 13th day of September 2026.

/s/ Wayne Walker
Wayne R. WALKER

Al Shams Investments Limited

5B Waterloo Lane

Pembroke HM 08

Bermuda

[●],

[Name of Nominee]

[Address]

Re: Braemar Hotels & Resorts Inc.

Dear [Name of Nominee]:

Thank you for agreeing to serve as a nominee for election to the Board of Directors of Braemar Hotels & Resorts Inc., a Maryland corporation (the “Corporation”), in connection with the proxy solicitation that Al Shams Investments Limited, a Bermuda limited company (“ASIL”), is considering undertaking to nominate and elect directors at the Corporation’s upcoming annual meeting of stockholders or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (the “Solicitation”). Your outstanding qualifications, we believe, will prove a valuable asset to the Corporation and all of its stockholders. This letter (“Agreement”) will set forth the terms of our agreement.

1.                Indemnification.

(a)               ASIL agrees to indemnify and hold you harmless against any and all claims of any nature, whenever brought, arising out of or relating to in any way the Solicitation and/or any related transactions or events in connection with the same, irrespective of the outcome; provided, however, that you will not be entitled to indemnification for claims arising from your gross negligence, willful misconduct, intentional and material violations of law, criminal actions or material breach of the terms of this Agreement; provided, further, that upon your becoming a director of the Corporation, this indemnification shall not apply to any claims made against you in your capacity as a director of the Corporation. This indemnification will include any and all losses, liabilities, damages, demands, claims, suits, actions, judgments, or causes of action, assessments, costs and expenses, including, without limitation, interest, penalties, reasonable attorneys’ fees, and any and all reasonable costs and expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, any civil, criminal, administrative or arbitration action, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation asserted against, resulting, imposed upon, or incurred or suffered by you, directly or indirectly, as a result of or arising from the Solicitation and any related transactions (each, a “Loss”).

(b)               In the event you are notified or otherwise become aware of a claim against you pursuant to the prior paragraph or the occurrence of a Loss, you shall give ASIL prompt written notice, including through electronic submission, of such claim or Loss (provided that failure to promptly notify ASIL shall not relieve ASIL from any liability which it may have on account of this Agreement, except to the extent it shall have been materially prejudiced by such failure). Upon receipt of such written notice, ASIL will provide you with counsel to represent you. Such counsel shall be reasonably acceptable to you. In addition, you will be reimbursed promptly for any Loss suffered by you and as incurred as provided herein. ASIL may not enter into any settlement of a claim or Loss without your consent, unless such settlement includes a release of you from any and all liability in respect of such claim or Loss. In addition, to the extent reasonably practicable, ASIL or its representatives shall provide you with advance written notice of any proposed settlement for which your consent is not required because it includes such a release if such settlement (i) would affect your ability or obligation to serve as a director of the Corporation or (ii) names you specifically, and shall consider in good faith any comments you provide thereon.

(c)               Notwithstanding the foregoing, if, in connection with any claim for which you may seek indemnification under this Agreement, you reasonably conclude, based upon an opinion of counsel reasonably acceptable to ASIL, that it would constitute a conflict of interest for the same counsel to represent both you and ASIL or the other members of ASIL’s Schedule 13D group in connection with such claim, you shall have the right to retain separate counsel that has been pre-approved by ASIL, in which event ASIL shall pay reimburse you for any reasonable and documented out-of-pocket Loss incurred by you in connection with such separate counsel’s defense. In addition, ASIL agrees to advance to you funds in an amount sufficient to pay any such Loss as and when incurred in connection with such defense within thirty (30) days after receipt of a written request from you for such advance, provided that such request is accompanied by documentation reasonably evidencing such Loss and a written undertaking by you to repay all amounts so advanced if it is ultimately determined that you were not entitled to be indemnified for such claim or Loss under this Agreement. In no event may you enter into any settlement of any claim or Loss without ASIL’s prior written consent, and ASIL shall not be responsible for any such settlement that is entered into by you without its prior written consent.

2.                Secondary Liability. Wafic Rida Saïd hereby agrees to be liable for all indemnification and other payment obligations of ASIL owed to you under Section 1 of this Agreement on a secondary basis. In the event ASIL fails to pay any amount due to you under this Agreement in full within thirty (30) days after receipt of a written request from you for such payment, Mr. Saïd shall thereafter be jointly and severally liable for such unpaid amount.

3.                Non-Disclosure.

(a)               You hereby agree to keep confidential and not disclose to any party, without the consent of ASIL, any confidential, proprietary or non-public information (collectively, “Information”) of ASIL or its affiliates that you have heretofore obtained or may obtain in connection with your service as a nominee hereunder. Notwithstanding the foregoing, Information shall not include any information that is publicly disclosed by ASIL or its affiliates or any information that you can demonstrate is now, or hereafter becomes, through no act or failure to act on your part, otherwise generally known to the public.

(b)               Notwithstanding the foregoing, if you are required by applicable law, rule, regulation or legal process to disclose any Information, you may do so provided that you first promptly notify ASIL so that ASIL or any of its affiliates may seek a protective order or other appropriate remedy or, in ASIL’s sole discretion, waive compliance with the terms of this Agreement. In the event that no such protective order or other remedy is obtained or ASIL does not waive compliance with the terms of this Agreement, you may consult with counsel at the cost of ASIL, and you may furnish only that portion of the Information which you are advised by counsel is legally required to be so disclosed and you will request that the party(ies) receiving such Information maintain it as confidential.

(c)               All Information, all copies thereof, and any studies, notes, records, analysis, compilations or other documents prepared by you containing such Information, shall be and remain the property of ASIL and, upon the request of a representative of ASIL, all such information shall be returned or, at ASIL’s option, destroyed by you, with such destruction confirmed by you to ASIL in writing.

4.                Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without regard to the principles of the conflicts of laws thereof.

[Signature Page Follows]

If you agree to the foregoing terms, please sign below to indicate your acceptance.

Very truly yours,
Al Shams Investments Limited

Name: [Name]
Title: [Title]

Wafic Rida Saïd

ACCEPTED AND AGREED:

[Name of Nominee]

[Signature Page to Indemnification Agreement]